MERCER FUNDS

SUPPLEMENT

TO

THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Emerging Markets Equity Fund

(the “Fund”)

The date of this Supplement is May 20, 2025.

Termination of Barrow Hanley as a Subadviser to the Fund

Effective as of the date hereof, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) has been terminated as a subadviser to the Fund. Accordingly, all references and information relating to Barrow Hanley as a subadviser to the Fund in the Prospectus and the Statement of Additional Information are hereby deleted in their entirety.

In connection with the termination of Barrow Hanley as a subadviser of the Fund, the sub-section titled “Fees and Expenses” on pages 16-17 of the Prospectus is deleted in its entirety and replace to read as follows:

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.37%	1.12%	1.02%	0.87%
Less Fee Waivers(1)	(0.50%)	(0.50%)	(0.50%)	(0.50%)
Net Annual Fund Operating Expenses	0.87%	0.62%	0.52%	0.37%

1

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2025, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end. The “Other Expenses” shown for Class I are also based on estimated amounts for the Fund’s current fiscal year.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2025).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$89	$385	$702	$1,603
Class I	$63	$306	$569	$1,318
Class Y-2	$53	$275	$515	$1,202
Class Y-3	$38	$228	$433	$1,026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

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